EXHIBIT 99.2





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Robert J. Braasch                           Van Negris
Eagle Finance Corp.                         Kehoe, White, Savage & Co., Inc.
(847) 855-7150                              (212) 888-1616

FOR IMMEDIATE RELEASE

             EAGLE FINANCE CORP. REPORTS ACCELERATED DELISTING OF
                   ITS STOCK FROM THE NASDAQ NATIONAL MARKET

Gurnee, Illinois - April 29, 1998 - Eagle Finance Corp. (NASDAQ:EFCW) today reported that, after the issuance of its April 28, 1998 press release, it was notified by the NASD that the NASD will delist the Company's common stock from the NASDAQ National Market effective the opening of business on Monday, May 4, 1998. The NASD also indicated that the Company's Nasdaq symbol, "EFCW," will be changed to "EFCWE" effective the opening of business on Thursday, April 30, 1998. After the delisting occurs, regular quotations for the Company's common stock may not be available and persons desiring to purchase or sell shares of the Company's common stock will be required to seek interested counterparties through "pink sheet" listings.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF THE COMPANY'S MANAGEMENT, AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AND ARE SUBJECT TO CERTAIN RISKS OR UNCERTAINTIES. THE COMPANY CAUTIONS READERS OF THIS PRESS RELEASE THAT NUMEROUS FACTORS COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS IN 1998 AND BEYOND TO DIFFER MATERIALLY FROM THE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED IN, OR IMPLIED BY, SUCH FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD REFER TO DOCUMENTS THAT THE COMPANY FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A DESCRIPTION OF CERTAIN FACTORS THAT COULD CAUSE ACTUAL RESULTS TO VARY FROM CURRENT EXPECTATIONS AND FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE. SUCH FILINGS INCLUDE, WITHOUT LIMITATION, THE COMPANY'S FORM 10-K, FORM 10-Q AND FORM 8-K REPORTS.

Eagle Finance Corp. is a specialized financial services company whose business generally consists of purchasing and servicing installment contracts. Eagle finances the purchase of late model used automobiles for consumers who have limited access to traditional sources of consumer credit. Eagle is headquartered in Gurnee, Illinois and conducts its operations through two regionally centralized offices.